SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 24, 2017

ENPRO INDUSTRIES, INC.

(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5605 Carnegie Boulevard, Suite 500

Charlotte, North Carolina 28209

(Address of principal executive offices, including zip code)

(704) 731-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 24, 2017, EnPro Industries, Inc. (the “Company”) issued $150 million in aggregate principal amount of its 5.875% Senior Notes due 2022 (the “Additional Notes”) pursuant to an Indenture dated as of September 16, 2014, as amended and supplemented, including by an Eighth Supplemental Indenture dated as of March 24, 2017, among the Company, certain of its subsidiaries and U.S. Bank National Association, as trustee.

The Additional Notes have identical terms to the Company’s 5.875% Senior Notes due 2022 issued on September 16, 2014 (the “Initial Notes”), other than with respect to the aggregate principal amount at issuance, the date of issuance and the issue price. The terms of the Initial Notes are described in Item 2.03 of the Company’s Current Report on Form 8-K filed on September 16, 2014, which description is incorporated by reference herein. The Additional Notes form a part of the same series as the Initial Notes, and the aggregate principal amount of outstanding notes of this series, including the Additional Notes, is $450 million. We refer to the Initial Notes and the Additional Notes collectively as the “Senior Notes.”

Subsidiary Guarantees.

The Additional Notes are required to be guaranteed on a senior unsecured basis by each of the Company’s existing and future direct and indirect domestic subsidiaries that is a borrower under, or guarantees, the Company’s indebtedness under its senior secured revolving credit facility or guarantees any other Capital Markets Indebtedness (as defined in the Indenture) of the Company or any of the guarantors. Upon issuance, the Additional Notes were guaranteed by the following Company subsidiaries:

•	Applied Surface Technology, Inc.;

•	Belfab, Inc.;

•	Coltec International Services Co.;

•	Compressor Products International LLC;

•	EnPro Associates, LLC;

•	EnPro Holdings, Inc.

•	Fairbanks Morse, LLC

•	Garlock Hygienic Technologies, LLC

•	Garlock Pipeline Technologies, Inc.;

•	GGB, Inc.;

•	GGB LLC;

•	STEMCO Kaiser Incorporated;

•	Stemco LP;

•	Stemco Products, Inc.;

•	Technetics Group Daytona, Inc.;

•	Technetics Group LLC; and

•	Technetics Group Oxford, Inc.

Exchange Offer; Registration Rights.

In connection with the issuance of the Additional Notes, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) in which it agreed to:

•	file a registration statement with respect to a registered exchange offer to exchange the Additional Notes for new registered notes, with terms substantially identical in all material respects with the Additional Notes;

•	use commercially reasonable efforts to cause such registration statement to be declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended;

•	use commercially reasonable efforts to, on or before the 300th day after March 24, 2017, have consummated such exchange offer; and

•	use all commercially reasonable efforts to file and have declared effective a shelf registration statement for the resale of Additional Notes, and keep such registration statement effective for a period of two years, if it cannot effect such an exchange offer within the time periods listed above and in certain other circumstances.

If the Company has not completed the exchange offer on or before the 300th day after March 24, 2017, the exchange offer registration statement ceases to be effective during the period required under the Registration Rights Agreement or, if applicable, a shelf registration statement covering resales of the Additional Notes has not been filed or declared effective within 300 days after March 24, 2017 or such shelf registration statement ceases to be effective at any time during the two-year period the shelf registration period is required to be kept effective (subject to certain exceptions), each of which is referred to as a “registration default,” then additional interest will accrue on the principal amount of the Additional Notes at a rate of 0.25% per annum for the first 90-day period immediately following the occurrence of such registration default and by an additional 0.25% per annum with respect to each subsequent 90-day period, up to a maximum additional rate of 1.00% per annum thereafter, until the registration default has been cured.

The Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report, is incorporated herein by reference.

Item 8.01	Other Items.

On March 24, 2017, the Company issued a press release announcing that it had completed the previously announced offering of $150.0 million aggregate principal amount of the Additional Notes. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 4.1	Eighth Supplemental Indenture dated as of March 24, 2017 among EnPro Industries, Inc., the Guarantors party thereto and U.S. Bank National Association, as trustee

Exhibit 10.1	Registration Rights Agreement dated as of March 24, 2017 between EnPro Industries, Inc., Applied Surface Technology, Inc., Belfab, Inc., Coltec International Services Co., Compressor Products International LLC, EnPro Associates, LLC, EnPro Holdings, Inc., Fairbanks Morse, LLC, Garlock Hygienic Technologies, LLC, Garlock Pipeline Technologies, Inc., GGB, Inc., GGB LLC, STEMCO Kaiser Incorporated, Stemco LP, Stemco Products, Inc., Technetics Group Daytona, Inc., Technetics Group LLC, Technetics Group Oxford, Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the Initial Purchasers

Exhibit 99.1	Press release of EnPro Industries, Inc. dated March 24, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2017

ENPRO INDUSTRIES, INC.

By:	/s/ Robert S. McLean
Robert S. McLean
Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

4.1	Eighth Supplemental Indenture dated as of March 24, 2017 among EnPro Industries, Inc., the Guarantors party thereto and U.S. Bank National Association, as trustee

10.1	Registration Rights Agreement dated as of March 24, 2017 between EnPro Industries, Inc., Applied Surface Technology, Inc., Belfab, Inc., Coltec International Services Co., Compressor Products International LLC, EnPro Associates, LLC, EnPro Holdings, Inc., Fairbanks Morse, LLC, Garlock Hygienic Technologies, LLC, Garlock Pipeline Technologies, Inc., GGB, Inc., GGB LLC, STEMCO Kaiser Incorporated, Stemco LP, Stemco Products, Inc., Technetics Group Daytona, Inc., Technetics Group LLC, Technetics Group Oxford, Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the Initial Purchasers

99.1	Press release of EnPro Industries, Inc. dated March 24, 2017